Inventories	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Inventories

10.	Inventories

Inventories are recorded at average cost, including warehouse and handling costs, to the extent that these costs are necessary to bring inventories to selling conditions at the stores, less bonuses received from suppliers. Inventories are evaluated at the lowest amount between average cost and net realizable value.

Net realizable value is the selling price in the ordinary course of business, less the estimated costs to sell.

Inventories are reduced by an allowance for losses and damages, which is periodically reviewed and evaluated as appropriate. Bonuses received from suppliers are measured and recognized based upon executed contracts and agreements and recorded as cost of sales when the corresponding inventories are sold. Unrealized bonuses are presented as reducing the inventories at each balance sheet date.

The table below presents our inventories per location:

	2023	2022

Stores	1,191	1,286
Distribution centers	847	809
Allowance for losses on inventory obsolescence and damages (note 10.2)	(86)	(49)
	1,952	2,046

10.1.	Unrealized bonuses

On December 31, 2023, unrealized bonuses, which are presented as reducing the inventory balance, amounted to R$42 (R$40 on December 31, 2022).

10.2.	Allowance for losses on inventory obsolescence and damages

	2023	2022	2021

At the beginning of the year	(49)	(96)	(72)
Additions	(43)	(113)	(63)
Write-offs / reversal	-	141	37
Foreign currency translation adjustment	-	5	2
Assets held for sale or distribution and discontinued operations	6	14	-
At the end of the year	(86)	(49)	(96)